UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 19, 2013 (February 12, 2013)

TRISTAR WELLNESS SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-29981	91-2027724
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Saugatuck Ave.
Westport CT 06880
(Address of principal executive offices)  (zip code)

(203) 226-4449
(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement.

On February 12, 2013, we, and our wholly-owned subsidiary, TriStar Consumer Products, Inc., a Nevada corporation (“TCP”), closed an Asset Purchase Agreement (the “Asset Purchase Agreement”) with NorthStar Consumer Products, LLC, a Connecticut limited liability company (“NCP”), and John Linderman and James Barickman, individuals (the “Shareholders”), under which we exercised our option to purchase a brand of skincare and other products specifically targeted for pregnant women (the Beaute de Maman product line), in addition to an over-the-counter itch suppression formula (together, the “Business”).  Previously, we entered into to that certain License and Asset Purchase Option Agreement dated June 25, 2012 with NCP (the “License Agreement”), under with we licensed the Business from NCP and had the option to purchase the Business from NCP upon certain conditions being satisfied.  As set forth in the Asset Purchase Agreement those conditions were either satisfied or renegotiated to the satisfaction of the parties and we exercised our option, and purchased, the Business from NCP.  As consideration for the purchase of the Business we agreed to issue NCP, or its assignees, Seven Hundred Fifty Thousand (750,000) shares of our Series D Convertible Preferred Stock.

In connection with the Asset Purchase Agreement we entered into employment agreements with Mr. John Linderman to serve as our President and Chief Executive Officer,  Mr. James Barickman to serve as our Chief Marketing Officer, Mr. Frederick A. Voight to serve as our Chief Investment Officer, and Mr. Michael S. Wax to serve as our Chief Development Officer.

Under the terms of the employment agreement with Mr. Linderman, he will serve as our President and Chief Executive Officer until January 31, 2018. Unless notice is given by either party of its or his intent to terminate the agreement not later than thirty (30) days prior to the end of the initial term and the end of any successive term, the agreement shall automatically renew for successive two year periods; provided however, in no event shall the term of his employment extend beyond January 31, 2023.  Mr. Linderman’s duties and responsibilities will be those generally associated with a Chief Executive Officer.  His compensation will be $300,000 per year with any additional cash or equity bonuses to be determined by our Board of Directors.

Under the terms of the employment agreement with Mr. Barickman, he will serve as our Chief Marketing Officer until January 31, 2018. Unless notice is given by either party of its or his intent to terminate the agreement not later than thirty (30) days prior to the end of the initial term and the end of any successive term, the agreement shall automatically renew for successive two year periods; provided however, in no event shall the term of his employment extend beyond January 31, 2023.  Mr. Barickman’s duties and responsibilities will be those generally associated with a Chief Marketing Officer.  His compensation will be $300,000 per year with any additional cash or equity bonuses to be determined by our Board of Directors.

Under the terms of the employment agreement with Mr. Voight, he will serve as our Chief Investment Officer until January 31, 2018. Unless notice is given by either party of its or his intent to terminate the agreement not later than thirty (30) days prior to the end of the initial term and the end of any successive term, the agreement shall automatically renew for successive two year periods; provided however, in no event shall the term of his employment extend beyond January 31, 2023.  Mr. Voight’s duties and responsibilities will be those generally associated with a Chief Investment Officer.  His compensation will be $300,000 per year with any additional cash or equity bonuses to be determined by our Board of Directors.

Under the terms of the employment agreement with Mr. Wax, he will serve as our Chief Development Officer until January 31, 2018. Unless notice is given by either party of its or his intent to terminate the agreement not later than thirty (30) days prior to the end of the initial term and the end of any successive term, the agreement shall automatically renew for successive two year periods; provided however, in no event shall the term of his employment extend beyond January 31, 2023.  Mr. Wax’s duties and responsibilities will be those generally associated with a Chief Development Officer.  His compensation will be $300,000 per year with any additional cash or equity bonuses to be determined by our Board of Directors.  .

On February 12, 2013, we entered into an Asset Purchase Agreement (the “HLBCDC Asset Purchase Agreement”) with HLBC Distribution Company, Inc. (“HLBCDC”), under which we exercised our option to purchase the Soft & Smooth Assets held by HLBCDC.  The Soft & Smooth Assets include all rights, interests and legal claims to that certain inventions entitled “Delivery Devise with Invertible Diaphragm” as further defined in the Marketing Agreement (the “Soft and Smooth Assets”).  Previously, we entered into a Marketing and Development Services Agreement (the “Marketing Agreement”) with InterCore Energy, Inc., a Delaware corporation (“ICOR”), under which we were retained to market and develop the Soft and Smooth Assets and were granted the exclusive option, in our sole discretion, to purchase the Soft & Smooth Assets from ICOR.  Subsequently, ICOR sold the Soft and Smooth Assets to HLBCDC, transferring our rights to purchase the Soft and Smooth Assets from ICOR to HLBCDC.  In exchange for the Soft and Smooth Assets we agreed to issue to HLBCDC warrants enabling HLBCDC to purchase One Hundred Fifty Thousand (150,000) shares of our common stock at One Dollar ($1) per share, with a four (4) year expiration period.

The foregoing description of the key terms of the above-agreements is qualified in its entirety by the full text of the related documents, which are filed as Exhibit 10.1 – 10.6 to this report and incorporated by reference into this Item 1.01.

Item 2.01      Completion of Acquisition or Disposition of Assets

As set forth in Item 1.01, on February 12, 2013, we exercised our option to purchase the Business from NCP under the Asset Purchase Agreement, as well as our option to purchase the Soft and Smooth Assets from HLBCDC under the HLBCDC Asset Purchase Agreement.  As a result of us exercising our rights under these options and closing these agreements, we now own the assets related to the Business, as well as the Soft and Smooth Assets.

Item 3.02      Unregistered Sales of Equity Securities

On or about February 5, 2013, we received a notice of conversion from Rockland Group, LLC, one of our largest shareholders and an entity controlled by Mr. Harry Pond, one of our officers and our sole director, notifying us that Rockland Group, LLC wished to convert 415,000 shares of Series A Convertible Preferred Stock into 2,075,000 shares of our common stock.  These shares were issued to Rockland Group, LLC, with a restrictive legend, on February 12, 2013.  The issuance was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, due to the fact that Harry Pond is one of our officers and directors, and Rockland Group, LLC, is either an accredited or sophisticated investor and is familiar with our operations.

On or about February 5, 2013, we received a notice of conversion from Rockland Group, LLC, one of our largest shareholders and an entity controlled by Mr. Harry Pond, one of our officers and our sole director, notifying us that Rockland Group, LLC wished to convert 710,000 shares of Series C Convertible Preferred Stock into 3,550,000 shares of our common stock.  These shares were issued to Rockland Group, LLC, with a restrictive legend, on February 12, 2013.  The issuance was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, due to the fact that Harry Pond is one of our officers and directors, and Rockland Group, LLC, is either an accredited or sophisticated investor and is familiar with our operations.

On or about February 5, 2013, we received a notice of conversion from Rivercoach Partners, LP, one of our largest shareholders and an entity controlled by Mr. Frederick A. Voight, notifying us that Rivercoach Partners, LP wished to convert 780,000 shares of Series D Preferred Stock into 19,500,000 shares of our common stock.  These shares were issued to Rivercoach Partner, LP, with a restrictive legend, on February 12, 2013.  The issuance was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, due to the fact Rivercoach Partners, LP is one of our largest shareholders, and it is either an accredited or sophisticated investor and is familiar with our operations.

On or about February 5, 2013, we received a notice of conversion from Highpeak, LLC, one of our largest shareholders and an entity controlled by Mr. Michael S. Wax, notifying us that Highpeak, LLC wished to convert 780,000 shares of Series D Preferred Stock into 19,500,000 shares of our common stock.  These shares were issued to Highpeak, LLC, with a restrictive legend, on February 12, 2013.  The issuance was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, due to the fact Highpeak, LLC is one of our largest shareholders, and it is either an accredited or sophisticated investor and is familiar with our operations.

On or about February 5, 2013, we received a notice of conversion from NorthStar Consumer Products, LLC, one of our largest shareholders and an entity controlled by Mr. John Linderman and Mr. Jamie Barickman, notifying us that NorthStar Consumer Products, LLC wished to convert 250,000 shares of Series D Preferred Stock into 6,250,000 shares of our common stock.  These shares were issued to NorthStar Consumer Products, LLC, with a restrictive legend, on February 12, 2013.  The issuance was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, due to the fact NorthStar Consumer Products is one of our largest shareholders, and it is either an accredited or sophisticated investor and is familiar with our operations.

On or about January 23, 2013, we received a notice of conversion from Sue E. Alter, notifying us that she wished to convert $33.60 of principal and interest due under that certain Tristar Wellness Solutions, Inc. Convertible Promissory Note dated April 27, 2012 into 4,200 shares of our common stock.  The shares were issued to Ms. Alter on or about January 28, 2013, without a restrictive legend.  The issuance was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, due to the fact Ms. Alter has held the promissory note since April 2012, is either an accredited or sophisticated investor and is familiar with our operations.

On or about January 30, 2013, we received a notice of conversion from a noteholder, notifying us that he wished to convert $33.60 of principal and interest due under that certain Tristar Wellness Solutions, Inc. Convertible Promissory Note dated January 28, 2013 into 4,200 shares of our common stock.  The shares were issued to Mr. Kent C Chisman on or about January 31, 2013, without a restrictive legend since his note is derived from and purchased from Ms. Alter’s promissory note.  The issuance was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, due to the fact the noteholder, is either an accredited or sophisticated investor and is familiar with our operations.

On or about February 12, 2013, we received a notice of conversion from a noteholder, notifying us that he wished to convert $166.40 of principal and interest due under that certain Tristar Wellness Solutions, Inc. Convertible Promissory Note dated January 28, 2013 into 20,800 shares of our common stock.  The shares were issued to Mr. Kent C Chisman on or about February 14, 2013, without a restrictive legend since his note is derived from and purchased from Ms. Alter’s promissory note.  The issuance was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, due to the fact the noteholder, is either an accredited or sophisticated investor and is familiar with our operations.

As a result of the above stock issuances, we currently have approximately 50,948,000 shares of common stock outstanding.

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As a result of the Asset Purchase Agreement with NCP described in Item 1.01, certain individuals were appointed to our Board of Directors and hired as our executive officers.  Simultaneously, Mr. Harry Pond resigned as our Chief Executive Officer and Secretary and from our Board of Directors.  Regarding the changes to our Board of Directors and our executive officers, the following occurred, effective February 1, 2013:

•	Harry Pond resigned from our Board of Directors and as our Chief Executive Officer and Secretary;
•	John Linderman was appointed to our Board of Directors and hired as our Chief Executive Officer and President;
•	James Barickman was appointed to our Board of Directors and hired as our Chief Marketing Officer;
•	Frederick Voight was appointed to our Board of Directors and hired as our Chief Investment Officer;
•	Michael Wax was appointed to our Board of Directors and hired as our Chief Development Officer; and
•	David Horin, our current Chief Financial Officer, was appointed as our Secretary.

John Linderman is our Chief Executive Officer, President and a member of our Board of Directors.  From 2002 until 2013, Mr. Linderman was the Managing Director of NorthStar Partners a strategic consulting company where he led the company’s core strategic and business development practice areas with a wide range of consumer packaged goods and B2B clients such as International Paper, ServiceMaster, and Sealy. Prior to NorthStar, Mr. Linderman was a partner of a leading strategic consulting practice specializing in path-to-market solutions for consumer products industry clients.  Earlier, Mr. Linderman held marketing positions at several leading consumer packaged goods companies, including an eight-year tenure (from 1984 until 1992) at Nabisco where he held the following positions:   Marketing Director, Refrigerated Products.  At Nabisco he was exposed to traditional brand building in refrigerated foods and dry grocery segments.  Additionally, Mr. Linderman was instrumental in successfully establishing the first Trade Marketing function at Nabisco and managed the functional area for many years.  Prior to Nabisco, Mr. Linderman was in marketing and sales at Vlasic Foods (division of Campbell Soup Company), Quaker Oats Company and Scott Paper Company.  Mr. Linderman has degrees from the University of Delaware and Cornell University.

James (Jamie) Barickman is our Chief Marketing Officer and a member of our Board of Directors.  Prior to joining us, Mr. Barickman was the Managing Director of NorthStar Partners from 2002 to 2013, where he led the company’s core strategic and innovation practice areas with particular focus on the consumer healthcare products industry and clients such as Johnson & Johnson, GlaxoSmithKline, Teva Pharmaceuticals, and Roche Diagnostics.  In addition, Jamie led NorthStar’s global markets and new business model practice areas.  Prior to NorthStar, Mr. Barickman was a senior member of a leading strategic consulting practice specializing in path-to-market solutions for consumer products industry clients. Earlier, Mr. Barickman held marketing and new product development positions at several leading consumer package goods companies, including American Home Products, as well as spent 10 years in the marketing communications industry with DDB providing marketing services to a broad range of clients and industries.  Mr. Barickman is a graduate with honors of Williams College and has been active in public education for over 10 years; he is currently a vice-chairman of the Redding, CT Board of Education.

Frederick A. Voight is our Chief Investments Officer and a member of our Board of Directors.  Mr. Voight has served as the Managing Director of F.A. Voight & Associates LP, since its inception in 1994.  Mr. Voight has more than twenty-five years of experience in managing both public and private company investments.  He has previous experience as the Chairman and CEO of a public company and has served as a director of several public and numerous private companies.  From June 1983 until August 1994, Mr. Voight owned and operated a chain of retail lumber and home centers in New Jersey and Pennsylvania. From May 1992 until October 1994, he served as Chairman of the Board of Directors and Chief Executive Officer of Skylands Park Management, Inc., a publically traded NASDAQ company and led the company through two public offerings.  From December 2004 until March 2006, he served as a director for Cell Robotics International, Inc., a publicly traded company that was a developer and manufacturer of bio-photonic technologies for clinical and medical research. He also served as a director for the DesChutes Medical Products Co., an Oregon company specializing in the design, manufacture, and marketing of innovative products for the medical self-help market, from September 2006 until January 2009 when the company was sold to Jarden Corporation (JAH:NYSE). Mr. Voight served as a director of EPV Solar, Inc., a Robbinsville, NJ PV manufacturing company, from June 1999 through 2010 and as Chairman of the Board from October 2006 until July 2009. Mr. Voight also served from November 2010 until January 2013 as the Managing Director, Investments for InterCore Energy Inc. (ICOR:OTCBB), a publically traded clean energy technology company.  Mr. Voight has a degree in business administration and majored in finance.

Michael Wax is our Chief Development Officer and a member of our Board of Directors. He began his professional career in New York City at CBS Inc. as a key member of a small team of international strategic planning executives responsible for acquiring, divesting and operating international divisions, a position he held from 1978 to 1981. While there he helped to complete numerous multinational transactions across a wide array of businesses in the communications industry.  In 1981, he joined American Express and continued his trans-Atlantic business development career with specific responsibilities for coordinating administration and operational tasks with acquisitions and divestments.  Mr. Wax began his career in the greater Boston area by founding Wax & Company and Avatar Securities Corporation, a boutique investment banking concern focused on mid-cap transactions primarily with medical technology innovations.  Mr. Wax was the firm’s listed principal with the SEC for this registered broker/dealer. Mr. Wax personally held FINRA security licenses Series 27, Financial & Operations Principal, Series 24, General Security Principal, and Series 7 & 63, General Security Representative. Avatar provided equity and debt capital formation, strategic consulting and mergers and acquisition transaction services as well as valuations and fairness opinions.  In 1996 Mr. Wax moved to Bend, Oregon and co-founded DesChutes Medical Products, Inc., where as President and CEO he guided the company from the patent formation stage, through commercial product launch and to complete divestment.  During his tenure at DesChutes he successfully initiated an international distribution strategy as well introducing OTC products to the domestic retail markets. Numerous products were developed and harvested to larger medical companies.  In early 2009 DesChutes was sold to Jarden Corporation (JAH:NYSE).  Several months later he co-founded All Green Capital, LLC, a structured finance consulting concern with specific focus on structured finance of renewable energy projects and companies. Mr. Wax holds a graduate degree from the University of Chicago.  He has been a founding board member and Chairman of Oregon State University, Cascades Campus and presently sits on the strategic planning board of St. Charles Medical Center in Bend, Oregon.

Item 9.01      Financial Statements and Exhibits

Exhibits

10.1	Asset Purchase Agreement with Northstar Consumer Products, LLC, dated February 4, 2013

10.2	Asset Purchase Agreement with HLBC Distribution Company, Inc., dated February 12, 2013

10.3	Employment Agreement with John R. Linderman dated February 1, 2013

10.4	Employment Agreement with James Barickman dated February 1, 2013

10.5	Employment Agreement with Frederick A. Voight dated February 1, 2013

10.6	Employment Agreement with Michael S. Wax dated February 1, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tristar Wellness Solutions, Inc. a Nevada corporation

Dated: February 19, 2013	/s/ John Linderman
By: John Linderman
Its: Chief Executive Officer